Kingsbarn Tactical Bond ETF

(Ticker: KDRN)

ETF Opportunities Trust

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

(866) 788-7878

Supplement dated March 23, 2022

to the Prospectus, Summary Prospectus and Statement of Additional Information

dated November 9, 2021 as Supplemented on December 8, 2021

* * * * * * * *

Change in Portfolio Managers of the Kingsbarn Tactical Bond ETF

The prospectus (the “Prospectus”) dated November 9, 2021 of the Kingsbarn Tactical Bond ETF (the “Fund”) is hereby amended to reflect a change in the portfolio managers of the Fund.

Prospectus and Summary Prospectus

The disclosures under “Portfolio Managers” in the Fund Summary sections pertaining to the Fund is replaced with the following:

Portfolio Manager

Steven Todd Ruoff, Managing Director of the Adviser, has served as the Fund’s portfolio manager since its inception.

The disclosures under “Management - The Portfolio Managers” are replaced with the following:

The Portfolio Manager

Steven Todd Ruoff has been Managing Director of the Adviser since 2021 and Partner and Portfolio Manager of Duration Capital LLC, a research and investment firm, since 2014.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in the Fund.

Statement of Additional Information

The disclosures under “Portfolio Managers” in the Statement of Additional Information are replaced with the following:

Portfolio Manager. As described in the prospectus, Steven Todd Ruoff serves as the Fund’s Portfolio Manager and he is responsible for the day-to-day investment management of the Fund. In addition to the Fund, the Portfolio Manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as November 1, 2021:

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Steven Todd Ruoff	0	0	0	0	0	0	0

Conflicts of Interests. The Portfolio Manager’s management of “other accounts” (to the extent any such accounts are ever managed) may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other. Other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation. The compensation of Steven Todd Ruoff is calculated as a percentage of the value of the assets in the Fund’s portfolio.

Portfolio Manager Share Ownership. As of the date of this SAI, the Portfolio Manager did not beneficially own Shares of the Fund.

* * * * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE